Offerings - Offering: 1	Mar. 16, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 17,030,575.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,351.92
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for units of limited liability company interests (the Shares) of Crestline Lending Solutions, LLC (the Company), based upon the offer to purchase up to $17,030,575 worth of Shares, which represents approximately 5% of the net asset value of Shares outstanding as of December 31, 2025. The filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.